FINANCIAL STATEMENTS

VALUE EXCHANGE INT’L (CHINA) LIMITED

(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED

DECEMBER 31, 2013 AND 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Value Exchange Int’l (China) Limited

(Formerly Known As Tap Investments Group Limited)

We have audited the accompanying consolidated balance sheets of Value Exchange Int’l (China) Limited, formerly known as Tap Investments Group Limited, (“Company”) and subsidiaries as of December 31, 2013 and 2012 and the related consolidated statements of income and other comprehensive loss, stockholders’ equity and cash flows for the year ended December 31, 2013 and 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audit, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial positions of the Company and subsidiaries as of December 31, 2013 and 2012 and the consolidated results of their operations and cash flows for the year ended December 31, 2013 and 2012, in conformity with U.S. generally accepted accounting principles.

/s/ AWC (CPA) Limited

AWC (CPA) Limited

Hong Kong, China
October 15, 2015

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

	2013	2012
ASSETS	US$	US$
CURRENT ASSETS
Cash	5,371	78,067
Accounts receivable, net of an allowance for doubtful accounts of $117 and $117, as of December 31, 2013 and 2012, respectively	617,735	437,781
Accounts receivable from a related company, net of nil allowance for doubtful accounts	132,071	-
Amounts due from related parties	977,528	686,848
Other receivables and prepayments	39,265	32,551
Deferred tax assets	34,876	64,507
Total current assets	1,806,846	1,299,754

NON-CURRENT ASSETS
Plant and equipment, net	140,437	141,680

Total assets	1,947,283	1,441,434

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	136,695	32,235
Other payables and accrued liabilities	527,353	190,373
Deferred income	158,049	77,737
Amount due to a director	452,633	269,531
Amounts due to related parties	680,439	806,994
Total current liabilities	1,955,169	1,376,870

NON-CURRENT LIABILITIES
Deferred tax liabilities	6,676	-

Total liabilities	1,961,845	1,376,870

Commitment and contingencies

SHAREHOLDERS’ EQUITY
Ordinary shares, HK$1.00 par value, 10,000 shares authorized, 1,000 shares issued and outstanding as of December 31, 2013 and 2012, respectively	128	128
Retained earnings	1,867	77,855
Accumulated other comprehensive loss	(16,557)	(13,419)
Total shareholders’ equity	(14,562)	64,564

Total liabilities and shareholders’ equity	1,947,283	1,441,434

The accompanying notes are an integral part of these consolidated financial statements.

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

	2013	2012
	US$	US$

NET REVENUES
Service income	2,769,028	1,969,639
Sale of software - mSVC system	-	728,462
	2,769,028	2,698,101

COST OF SERVICES
Cost of service income	(1,950,974)	(1,791,020)
Cost of software - mSVC system	-	(266,758)
	(1,950,974)	(2,057,778)
GROSS PROFIT	818,054	640,323

OPERATING EXPENSES:
General and administrative expenses	(800,601)	(462,445)
INCOME FROM OPERATIONS	17,453	177,878

OTHER INCOME (EXPENSES):
Interest income	212	235
Interest expense	-	(6,595)
Management fee income	158,861	95,653
Loss on disposal of plant and equipment	(115)	(588)
VAT refund	18,034	14,300
Others	233	3,415
Total other income, net	177,225	106,420

INCOME BEFORE PROVISION FOR INCOME TAXES	194,678	284,298

INCOME TAXES	(36,307)	64,507
NET INCOME	158,371	348,805

OTHER COMPREHENSIVE INCOME:
Foreign currency translation adjustment	(3,138)	(14,218)

COMPREHENSIVE INCOME	155,233	334,587

The accompanying notes are an integral part of these consolidated financial statements.

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

				Accumulated
				Other
	Ordinary Shares		Retained	Comprehensive
	Shares	Par Value	Earnings	Loss	Total
BALANCE, January 1, 2012	1,000	128	(14,540)	799	(13,613)
Net income	-	-	348,805	-	348,805
Dividends	-	-	(256,410)	-	(256,410)
Foreign currency transaction adjustment	-	-	-	(14,218)	(14,218)
BALANCE, December 31, 2012	1,000	128	77,855	(13,419)	64,564
Net income	-	-	158,371	-	158,371
Dividends	-	-	(234,359)	-	(234,359)
Foreign currency transaction adjustment	-	-	-	(3,138)	(3,138)
BALANCE, December 31, 2013	1,000	128	1,867	(16,557)	(14,562)

The accompanying notes are an integral part of these consolidated financial statements.

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

	2013	2012
	US$	US$
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	158,371	348,805
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	54,664	38,771
Loss on disposal of plant and equipment	115	588
Deferred income taxes	36,307	(64,507)
Changes in operating assets and liabilities
Accounts receivable	(177,423)	330,484
Accounts receivable from a related company	(130,287)	-
Other receivables and prepayments	(5,946)	185,157
Amounts due from related parties	(285,607)	39,625
Accounts payable	102,242	(191,233)
Other payables and accrued liabilities	389,969	(70,695)
Deferred income	79,484	13,082
Amount due to a director	183,102	307,630
Amounts due to related parties	(132,177)	(476,159)
Net cash provided by operating activities	272,814	461,548

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of plant and equipment	(52,332)	(68,433)
Proceeds from disposal of plant and equipment	-	12,626
Net cash used in investing activities	(52,332)	(55,807)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on bank loan	-	(131,806)
Dividends paid	(294,359)	(256,410)
Net cash used in financing activities	(294,359)	(388,216)

EFFECT OF EXCHANGE RATE ON CASH	1,181	1,182
(DECREASE) INCREASE IN CASH	(72,696)	18,707
CASH, beginning of year	78,067	59,360
CASH, end of year	5,371	78,067

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	-	6,595
Cash paid for income taxes	-	-

The accompanying notes are an integral part of these consolidated financial statements.

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

Note 1 - Organization and description of business

Value Exchange Int’l (China) Limited, formerly known as TAP Investments Group Limited, (the “Company” or “VEI CHN”) was incorporated on November 16, 2001 under the laws of Hong Kong SAR and changed its name to Value Exchange Int’l (China) Limited on May 13, 2013. VEI CHN is an investment holding company. The Company provides IT services and solutions to the retail sector through three operating subsidiaries located in Hong Kong SAR and China.

On September 2, 2008 VEI CHN established its first operating subsidiary, Value Exchange Int’l (Shanghai) Limited (“VEI SHG”) in Shanghai, the People’s Republic of China (“PRC”), under the laws of the PRC. VEI SHG engages in software development, trading and servicing of computer hardware and software activities.

On August 25, 2003, VEI CHN established its second operating subsidiary, TAP Services (H.K.) Ltd. in Hong Kong which subsequently changed its name to Value Exchange Int’l (Hong Kong) Limited (“VEI HKG”) on May 14, 2013. VEI HKG engages in software development, trading and servicing of computer hardware and software activities.

On May 14, 2013, VEI CHN further established another operating subsidiary, Ke Dao Solutions Limited (“KDSL”) in Hong Kong. KDSL conducts consultancy services on IT Services and Solutions activities.

All three subsidiaries are 100% wholly owned by VEI CHN.

  VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

Note 2 - Accounting policies

Basis of presentation and principle of consolidation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), and include the financial statements of the Company and all its wholly-owned subsidiaries that require consolidation. All material intercompany transactions and balances have been eliminated in the consolidation. The following entities were consolidated as of December 31, 2013 and 2012:

	Place of incorporation	Ownership percentage
		2013	2012
Value Exchange Int’l (China) Limited	Hong Kong	Parent Company	Parent Company
Value Exchange Int’l (Shanghai) Limited	PRC	100%	100%
Value Exchange Int’l (Hong Kong) Limited	Hong Kong	100%	100%
Ke Dao Solutions Limited	Hong Kong	100%	N/A

Use of estimates

Preparing consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant areas requiring using management’s estimates and assumptions relate to the collectability of its receivables, the fair value and accounting treatment of financial instruments, the valuation of long-lived assets and valuation of deferred tax liabilities. Management bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Accordingly, actual results may differ significantly from these estimates. In addition, different assumptions or circumstances could reasonably be expected to yield different results.

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

Cash and cash equivalents

For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents. Cash includes cash on hand and demand deposits in accounts maintained with financial institutions or state owned banks within the PRC and Hong Kong.

Accounts receivable and other receivables

Receivables include trade accounts due from customers and other receivables such as cash advances to employees, utility deposits paid and advance to suppliers. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentration, customer credit worthiness, current economic trends and changes in customer payment patterns to determine if the allowance for doubtful accounts is adequate. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Delinquent account balances are written-off after management has determined that the likelihood of collection is not probable and known bad debts are written off against the allowance for doubtful accounts when identified. As of December 31, 2013 and 2012, there was a $117 and $117 allowance for uncollectible accounts receivable, respectively. Management believes that the remaining accounts receivable are collectable.

Plant and equipment

Plant and equipment is stated at cost less accumulated depreciation and accumulated impairment losses, if any. Expenditures for maintenance and repairs are charged to earnings as incurred. Major additions are capitalized. When assets are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of plant and equipment is provided using the straight-line method for substantially all assets with estimated lives as follows:

Estimated Useful Life
Leasehold improvements	Lesser of lease term or the estimated useful lives of 5 years
Computer equipment	5 years
Computer software	5 years
Office furniture and equipment	5 years

Equity Method Investments

In situations where the Company has significant influence, but not control, of an entity; the Company applies the equity method of accounting. Under the equity method of accounting, the Company’s share of the investee’s underlying net income or loss is recorded as income (loss) from equity method investments. An impairment charge would be recognized if the carrying value exceeds the estimated fair value and is determined to be other than temporary.

The Company’s 49% equity interests in TAP e-Payment Services (HK) Limited (“TAP e-Payment”) in the year 2012, with an investment cost HKD49 (approximately to US$6) is the only investment accounted for under the equity method of accounting. The Company has periodically compared the investment’s carrying value to its estimated fair value. For the year ended December 31, 2012, the Company’s share of TAP e-Payment’s underlying net income (loss) was insignificant, no equity share of the investee’s underlying net income was recorded. Also, TAP e-Payment had net liability amounted to NIL as of December 31, 2012, the Company had recorded an impairment charge on the carrying amount of investment accordingly.

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

Impairment of long-lived assets

The Company evaluates long lived assets, including equipment, for impairment at least once per year and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows. Based on the existence of one or more indicators of impairment, the Company measures any impairment of long-lived assets by comparing the asset's estimated fair value with its carrying value, based on cash flow methodology. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired and an impairment loss equal to an amount by which the carrying value exceeds the fair value of the asset is recognized.

Fair value of financial instruments

The Company values its financial instruments as required by FASB ASC 320-12-65. The estimated fair value amounts have been determined by the Company, using available market information or other appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop estimates of fair value. Consequently, the estimates are not necessarily indicative of the amounts that could be realized or would be paid in a current market exchange.

ASC Topic 820, Fair Value Measurement and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This topic also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. The fair value hierarchy distinguishes between assumptions based on market data (observable inputs) and an entity’s own assumptions (unobservable inputs). The hierarchy consists of three levels:

Level one —	Quoted market prices in active markets for identical assets or liabilities;
Level two —	Inputs other than level one inputs that are either directly or indirectly observable; and
Level three —	Unobservable inputs developed using estimates and assumptions, which are developed by the reporting entity and reflect those assumptions that a market participant would use.

Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates its hierarchy disclosures each quarter. The carrying values of the Company’s financial instruments;  consisting of cash and cash equivalents, accounts receivable, accounts payable, other receivables and prepayments, other payables and accrued liabilities, balances with a related party, balances with related companies and amounts due to director approximate their fair values due to the short maturities of these instruments.

There was no asset or liability measured at fair value on a non-recurring basis as of December 31, 2013 and 2012.

Comprehensive income

U.S. GAAP generally requires that recognized revenue, expenses, gains and losses be included in net income or loss. Although certain changes in assets and liabilities are reported as separate components of the equity section of the consolidated balance sheet, such items, along with net income, are components of comprehensive income or loss. The components of other comprehensive income or loss consist of foreign currency translation adjustments.

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

Revenue recognition

Sales revenue is recognized when all of the following have occurred: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the price is fixed or determinable, and (iv) the ability to collect is reasonably assured.

The Company’s revenue is derived from three primary sources: (i) professional services for systems development and integration, including procurement of related hardware and software licenses on behalf of customers, if required; (ii) professional services for system maintenance normally for a period of one year; and (iii) sale of software licenses.

Multiple-deliverable arrangements

The Company derives revenue from fixed-price sale contracts with customers that may provide for the Company to procure hardware and software licenses with varied performance specifications specific to each customer and provide the technical services for systems development and integration of the hardware and software licenses. In instances where the contract price is inclusive of the technical services, the sale contracts include multiple deliverables. A multiple-element arrangement is separated into more than one unit of accounting if all of the following criteria are met:

–

The delivered item(s) has value to the customer on a stand-alone basis;

–

There is objective and reliable evidence of the fair value of the undelivered item(s); and

–

If the arrangement includes a general right of return relative to the delivered item(s), delivery or performance of the undelivered item(s) is considered probable and substantially in the control of the Company.

The Company’s multiple-element contracts generally include customer-acceptance provisions which provide for the Company to carry out installation, test runs and performance tests at the Company’s cost until the systems as a whole can meet the performance specifications stated in the contracts. The delivered equipment and software licenses have no standalone value to the customer until they are installed, integrated and tested at the customer’s site by the Company in accordance with the performance specifications specific to each customer. In addition, under these multiple-element contracts, the Company has not sold the equipment and software licenses separately from the installation, integration and testing services, and hence there is no objective and reliable evidence of the fair value for each deliverable included in the arrangement. As a result, the equipment and the technical services for installation, integration and testing of the equipment are considered a single unit of accounting pursuant to ASC Subtopic 605-25, Revenue Recognition — Multiple-Element Arrangements. In addition, the arrangement generally includes customer acceptance criteria that cannot be tested before installation and integration at the customer’s site. Accordingly, revenue recognition is deferred until customer acceptance, indicated by an acceptance certificate signed off by the customer.

Revenues of maintenance services are recognized when the services are performed in accordance with the contract term.

Revenues of sale of software, if not bundled with other arrangements, are recognized when shipped and customer acceptance obtained, if all other revenue recognition criteria are met. Costs associated with revenues are recognized when incurred.

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

Revenues are recorded net of value-added taxes, sales discounts and returns. There were no sales returns during the years ended December 31, 2013 and 2012.

	2013	2012
	US$	US$
NET REVENUES
Service income
– systems development and integration	455,114	206,937
– systems maintenance	2,313,914	1,762,702
	2,769,028	1,969,639
Sale of software - mSVC system	-	728,462
	2,769,028	2,698,101

Billings in excess of revenues recognized are recorded as deferred revenue.

Income taxes

The Company accounts for income taxes in accordance with the accounting standard issued by the Financial Accounting Standard Board (“FASB”) for income taxes. Under the asset and liability method as required by this accounting standard, deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The charge for taxation is based on the results for the reporting period as adjusted for items which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date. The effect on deferred income taxes of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recognized if it is more likely than not that some portion, or all of, a deferred tax asset will not be realized.

Under the accounting standard regarding accounting for uncertainty in income taxes, a tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the year incurred.

Refer to Note 9 to the consolidated financial statements for further information regarding the components of the Company’s income tax.

Operating leases

Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Payments made under operating leases are charged to the statements of income on a straight-line basis over the lease periods.

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

Advertising costs

The Company expenses the cost of advertising as incurred in the period in which the advertisements and marketing activities are first run or over the life of the endorsement contract. Advertising and marketing expense for the years ended December 31, 2013 and 2012 were approximately $18,077 and $183, respectively.

Shipping and handling

Shipping and handling cost incurred to ship computer products to customers are included in selling expenses. Shipping and handling expenses for the years ended December 31, 2013 and 2012 were insignificant.

Research and development costs

Research and development costs are expensed as incurred and are included in general and administrative expenses. Research and development costs for the years ended December 31, 2013 and 2012 were insignificant.

Foreign currency translation

The reporting currency of the Company is the U.S. Dollar. (“US$” or “$”). The functional currency of the Company and its Hong Kong subsidiaries is the Hong Kong Dollar. The functional currency of the PRC subsidiary is RMB. Results of operations and cash flow are translated at average exchange rates during the period, and assets and liabilities are translated at the exchange rate as quoted by the Hong Kong Monetary Authority (“HKMA”) at the end of the period. Capital accounts are translated at their historical exchange rates when the capital transaction occurred. Translation adjustments resulting from this process are included in accumulated other comprehensive income. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

The balance sheet amounts with the exception of equity were translated at RMB6.0574 and RMB6.2197 to $1.00 at December 31, 2013 and 2012, respectively. The equity accounts were stated at their historical exchange rates. The average translation rates applied to the income and cash flow statement amounts for the years ended December 31, 2013 and 2012 were RMB6.1402 and RMB6.3039 to $1.00, respectively.

Commitments and contingencies

The Company follows FASB ASC Subtopic 450-20, “Loss Contingencies” in determining its accruals and disclosures with respect to loss contingencies. Accordingly, estimated losses from loss contingencies are accrued by a charge to income when information available prior to issuance of the financial statements indicates that it is probable that a liability could be incurred and the amount of the loss can be reasonably estimated. Legal expenses associated with the contingency are expensed as incurred. If a loss contingency is not probable or reasonably estimable, disclosure of the loss contingency is made in the financial statements when it is at least reasonably possible that a material loss could be incurred.

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

Segment Reporting

The Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments. Management, including the chief operating decision maker, reviews operating results solely by monthly revenue from software development and maintenance services (but not by sub-services/product type or geographic area) and operating results of the Company and, as such, the Company has determined that the Company has one operating segment as defined by ASC Topic 280 “Segment Reporting”.

Recent accounting pronouncements

In March 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-05, Foreign Currency Matters, (Topic 830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity (ASU 2013-05), to resolve a diversity in accounting for the cumulative translation adjustment of foreign currency upon derecognition of a foreign subsidiary or group of assets. ASU 2013-05 requires the parent to apply the guidance in Subtopic 830-30 to release any related cumulative translation adjustment into net income when a reporting entity (parent) ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. Further, ASU 2013-05 clarified that the parent should apply the guidance in subtopic 810-10 if there is a sale of an investment in a foreign entity, including both (1) events that result in the loss of a controlling financial interest in a foreign entity and (2) events that result in an acquirer obtaining control of an acquiree in which it held an equity interest immediately before the acquisition date. Accordingly, the cumulative translation adjustment should be released into net income upon the occurrence of those events. For public entities, the amendments are effective on a prospective basis for fiscal years and interim reporting periods within those years, beginning after December 15, 2013. For nonpublic entities the amendments are effective on a prospective basis for the first annual period beginning after December 15, 2014, and interim and annual periods thereafter. The amendments should be applied prospectively to derecognition events occurring after the effective date. Prior periods should not be adjusted. Early adoption is permitted. The Company does not expect ASU 2013-05 to have a significant impact on its consolidated results of operations and financial condition.

In July 2013, the FASB issued Accounting Standards Update No. 2013-11, Income Taxes (Topic 740)(ASU 2013-11). The amendments in this update provide guidance on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax loss, or tax credit carryforward exists. These amendments provide that an unrecognized tax benefit, or a portion thereof, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, except to the extent that a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date to settle any additional income taxes that would result from disallowance of a tax position, or the tax law does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose, then the unrecognized tax benefit should be presented as a liability. The amendments in this update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. For nonpublic entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2014. Early adoption is permitted. The Company does not expect ASU 2013-11 to have a significant impact on its consolidated results of operations and financial condition.

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

In April 2014, the FASB issued ASU 2014-08 “Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360) - Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity”, which changes the threshold for reporting discontinued operations and adds new disclosures. The new guidance defines a discontinued operation as a disposal that “represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results.” The standard is required to be adopted by public business entities in annual periods beginning on or after December 15, 2014, and interim periods within those annual periods. For most nonpublic organizations, it is effective for annual financial statements with fiscal years beginning on or after December 15, 2014, and interim periods thereafter. Entities may “early adopt” the guidance for new disposals. The Company does not expect that the adoption will have a material impact on its consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, "Revenue from Contracts with Customers (Topic 606)" which clarifies and improves the principles for recognizing revenue and develops a common revenue standard for United States generally accepted accounting principles (U.S. GAAP) and International Financial Reporting Standards (IFRS) that among other things, improves comparability of revenue recognition practices and provides more useful information to users of financial statements through improved disclosure requirements. The amendments in ASU 2014-09 for public entity are effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early application is not permitted. For all other entities, they are effective for annual reporting periods beginning after December 15, 2017and interim periods within annual periods beginning after December 15, 2018. A nonpublic entity may elect to apply the guidance in this ASU early with certain restrictions. The Company is currently reviewing the effect of ASU 2014-09 on its revenue recognition.

In June 2014, the FASB issued ASU 2014-15, "Presentation of Financial Statements-Going concern (Subtopic 205-40) which provides guidance to an organization’s management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes. This guidance in ASU 2014-15 is effective for annual periods ending after December 15, 2016 for all entities, and interim periods within annual periods beginning after December 15, 2016. Early application is permitted for annual or interim reporting periods for which the financial statements have not previously been issued. The Company does not expect that the adoption will have a material impact on its consolidated financial statements.

In November 2014, FASB issued Accounting Standards Update No. 2014-16, Derivatives and Hedging (Topic 815): Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity (a consensus of the FASB Emerging Issues Task Force).The amendments permit the use of the Fed Funds Effective Swap Rate (also referred to as the Overnight Index Swap Rate, or OIS) as a benchmark interest rate for hedge accounting purposes. Public business entities are required to implement the new requirements in fiscal years (and interim periods within those fiscal years) beginning after December 15, 2015. All other types of entities are required to implement the new requirements in fiscal years beginning after December 15, 2015, and interim periods beginning after December 15, 2016. The Company does not expect the adoption of ASU 2014-16 to have material impact on its consolidated financial statement.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the Company’s consolidated financial statements upon adoption.

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

Note 3 - Accounts receivable

Accounts receivable as of December 31, 2013 and 2012 consisted of the following:

	December 31,
	2013	2012
	US$	US$
Accounts receivable	749,923	437,898
Allowance for doubtful accounts	(117)	(117)
	749,806	437,781

The movements in allowance for doubtful accounts are as follows:

	2013	2012
	US$	US$
As of January 1	117	-
Addition during the year	-	117
As of December 31	117	117

During the years ended December 31, 2013 and 2012, the Company did not write off delinquent accounts receivable.

All of the Company’s customers are located in the PRC and Hong Kong. The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends, and other information.

Note 4 - Other receivables and prepayments

Other receivables and prepayments as of December 31, 2013 and 2012 consisted of the following:

	December 31,
	2013	2012
	US$	US$
Prepaid expense	11,390	12,078
Rental deposits	16,167	17,076
Others	11,708	3,397
	39,265	32,551

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

Note 5 – Plant and equipment, net

Plant and equipment consisted of the following as of December 31, 2013 and 2012:

	December 31,
	2013	2012
	US$	US$
Leasehold improvements	39,035	667
Computer equipment	120,255	114,003
Computer software	145,075	140,912
Office furniture and equipment	46,650	41,689
Total	351,015	297,271
Less: accumulated depreciation	(210,578)	(155,591)
Plant and equipment, net	140,437	141,680

Depreciation expense for the years ended December 31, 2013 and 2012 amounted to $54,664 and $38,771, respectively.

For the years ended December 31, 2013 and 2012, no interest expense was capitalized into plant and equipment.

Note 6 - Debt and credit facilities

On December 31, 2011, the Company had a short-term bank loan of $131,806 (HK$1,028,087), at an interest rate of 2% per annum over Hong Kong Dollar Prime Rate, drawn from a credit facility granted by a local bank in Hong Kong. The credit facility was guaranteed by Ms. Bella Tsang, a director of the Company. The bank loan was repaid during 2012. Total interest incurred amounted to nil and $6,595 for the years ended December 31, 2013 and 2012, respectively.

Note 7 – Other payables and accrued liabilities

Other payables and accruals consisted of the following as of December 31, 2013 and 2012:

	December 31,
	2013	2012
	US$	US$
Accrued staff costs	334,045	72,668
Accrued professional fees	25,625	1,393
Other taxes payable	7,846	8,896
Other payables	56,486	3,735
Provision for salary	103,351	103,681
	527,353	190,373

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

Accrued staff costs mainly represent salary payables and fringe and social security accruals. According to the prevailing laws and regulations of the PRC, all eligible employees of the Company’s subsidiary are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a PRC government-mandated multi-employer defined contribution plan. The Company’s subsidiary is required to accrue for these benefits based on certain percentages of the qualified employees’ salaries. The Company’s subsidiary is required to make contributions to the plans out of the amounts accrued.

The Company’s subsidiaries incorporated in Hong Kong manage a defined contribution Mandatory Provident Fund (the “MPF Scheme”) under the Mandatory Provident Fund Schemes Ordinance, for all of its employees in Hong Kong. The Company is required to contribute 5% of the monthly salaries for all Hong Kong based employees to the MPF Scheme up to a maximum statutory limit.

Total social security expenses incurred by the Company were $300,222 and $269,500 for the years ended December 31, 2013 and 2012, respectively.

Note 8 – Deferred income

Deferred income consisted of the following as of December 31, 2013 and 2012:

	December 31,
	2013	2012
	US$	US$
Service fees received in advance	158,049	77,737

Note 9 - Income taxes

Income is subject to tax in the various countries in which the company operates.

The Company and its Hong Kong subsidiaries are subject to Hong Kong Profits Tax at 16.5% of the estimated assessable profit. The Income Tax Laws in Hong Kong exempts income tax for dividends distributed to its shareholders. Accordingly, no deferred tax liability was recognized for the undistributed earnings of the Company and its Hong Kong subsidiaries.

The Company’s PRC subsidiary in the PRC is subject to PRC Enterprise Income Tax at 25%.

The Income Tax Laws in China also imposes a 10% withholding income tax for dividends distributed by a foreign invested enterprise to its immediate holding company outside China for distribution of earnings generated after January 1, 2008. Under the Income Tax Laws, the distribution of earnings generated prior to January 1, 2008 is exempt from the withholding tax. As the Company’s subsidiary in the PRC suffered accumulated losses for the years ended December 31, 2013 and 2012, no distribution of earnings was made by the Company’s subsidiary in the PRC in 2012 and 2013. Accordingly, no deferred tax liability was recognized as there were no undistributed earnings of the PRC subsidiary available at December 31, 2013 and 2012.

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

The Company’s income tax expense / (credit) consisted of:

	Year ended December 31,
	2013	2012
	US$	US$
Current income tax	-	-
Deferred income tax	36,307	(64,507)
Income tax expense / (credit)	36,307	(64,507)

A reconciliation of the income tax expense / (credit) applicable to income before tax using the applicable statutory rates for the jurisdictions in which the Company and its subsidiaries operated to the tax expense / (credit) at the effective tax rates are as follows:

	Year ended December 31,
	2013	2012
	US$	US$
Pre-tax income	191,602	274,138

Income tax rate applicable in Hong Kong	16.5%	16.5%
Income tax computed at Hong Kong income tax rate	31,614	45,233
Reconciling items:
Rate differential under different jurisdictions	8,933	251
Permanent differences relating to non-taxable income and non-deductible expenses	7,716	(36,238)
Change in valuation allowance	(11,956)	(73,753)
Effective income taxes	36,307	(64,507)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2013	2012
	US$	US$
Net operating loss carry forwards	34,876	83,139
Less: Valuation allowance	-	(18,632)
	34,876	64,507

	December 31,
Deferred income tax liabilities:	2013	2012
	US$	US$
Depreciation allowances in excess of the related depreciation	6,676	-
	6,676	-

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

The deferred income tax assets relates to net operating loss carry forwards from the VEI CHN, VEI SHG, one of the Company’s subsidiaries in the PRC, and KDSL, another subsidiary of the Company in Hong Kong. The net operating loss attributable from VEI CHN can be carried forward indefinitely. As of December 31, 2013 and 2012, such amount was approximately $34,600 (2012: $38,300), respectively. The net operating loss attributable from VEI SHG can only be carried forward for a maximum period of five years. As of December 31, 2013 and 2012, such amounts were approximately $110,800 (2012: $258,000), respectively, of deductible tax loss carry forwards that expire through December 31, 2018. The net operating loss attributable from KDSL can be carried forward indefinitely. As of December 31, 2013, such amount was approximately $9,000. Management believes that VEI CHN, VEI SHG and KDSL can realize these potential tax benefits through operating profits in the foreseeable future. As a result, the full amount of the deferred income tax assets was provided.

Note 10 – Ordinary Shares

As of December 31, 2013 and 2012, the Company has issued and outstanding 1,000 ordinary shares, at HK$1 par value per share (approximately US$0.128) with an amount of $128. The Company’s articles of incorporation authorize the Company to issue Ordinary Shares up to 10,000 shares of HK$1 par value. The holders are entitled to one vote for each share on matters submitted to a vote to shareholders, and to share pro rata in all dividend payments.

Note 11 – Statutory reserves

Statutory reserves

The laws and regulations of the PRC require that before an enterprise distributes profits to its owners, it must first satisfy all tax liabilities, provide for losses in previous years, and make allocations in proportions determined at the discretion of the Board of Directors after the statutory reserves.

As stipulated by the Company Law of the PRC, as applicable to Chinese companies with foreign ownership, net income after taxation can only be distributed as dividends after appropriation has been made for the following:

1.

Making up cumulative prior years’ losses, if any;

2.

Allocations to the “Statutory surplus reserve” of at least 10% of income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the company’s registered capital; and;

3.

Allocations to the discretionary surplus reserve, if approved in the shareholders’ general meeting.

The statutory reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any. It may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.

For the years ended December 31, 2013 and 2012, as the Company’s PRC subsidiary had accumulated losses, no appropriation was made to the statutory reserves accordingly.

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

Note 12 – Related party and shareholder transactions

Other than disclosed elsewhere in these financial statements, the Company also had the following related party balances and transactions:-

Related party balances

	December 31,
	2013	2012
	US$	US$
Due to a director - Ms. Bella Tsang (i)	452,633	269,351

Accounts receivable from a related company
Value Exchange International Limited (ii)	132,071	-

Due from related parties
Value Exchange International Limited (ii)	721,028	367,069
TAP Services Inc., Philippines (iii)	223,088	153,216
Sino Payments, Inc. (note 15)	33,412	25,705
Mr. Raymond Lee (iv)	-	140,858
	977,528	686,848

Due to related parties
TAP Technology (HK) Limited (v)	486,024	512,434
Mr. Benny Lee (vi)	194,415	294,560
	680,439	806,994

The balances are unsecured, interest free and repayable on demand.

Subsequent to December 31, 2013, all the balances owing from the related parties, except TAP Services Inc., Philippines, have been settled. The outstanding balance due from TAP Services Inc., Philippines was $223,964 as of March 31, 2015.

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

Related party transactions:

	Year end December 31,
	2013	2012
	US$	US$
Value Exchange International Limited (ii)
Service income	549,377	-
Sales of mSVC system	-	728,462
Subcontracting fees	(29,127)	(48,895)

Software development costs paid to:
TAP Services Inc., Philippines (iii)	-	126,282
TAP e-Payment Services (HK) Limited (vii)	-	140,476

Rental expenses paid to TAP Technology (HK) Limited (v)	(76,923)	(76,923)

Management fees received from:
Value Exchange International Limited (ii)	158,861	90,325
TAP e-Payment Services (HK) Limited (vii)	-	5,328

(i)

Ms. Bella Tsang, a director of the Company, from time to time pays routine expenses such as travel, meals, and other business expenses on behalf of the Company.

(ii)

Ms. Bella Tsang is a shareholder and a director of Value Exchange International Limited, a company incorporated in Hong Kong.

(iii)

This company is managed by Mr. Benny Lee.

(iv)

Mr. Raymond Lee was a director of Sino Payments, Inc. (note 15), resigned on April 10, 2015.

(v)

Ms. Bella Tsang is a shareholder and a director of TAP Technology (HK) Limited, a company incorporated in Hong Kong.

(vi)

Mr. Benny Lee is a director of VEI SHG, the Company’s subsidiary in the PRC.

(vii)

The Company own 49% equity shares in TAP e-Payment Services (HK) Limited, a company incorporated in Hong Kong and have been deregistered in November 2013.

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

Note 13 - Commitments

The Company’s contractual obligations primarily consist of operating lease obligations. The following table sets forth a breakdown of the contractual obligations as of December 31, 2013 and 2012:

	December 31,
	2013	2012
Operating lease commitment	US$	US$
Within 1 year	15,206	23,112

Note 14 - Concentration of risks

The Company’s operations are carried out in the PRC and in Hong Kong. Its operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in government policies regarding laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Financial instruments that subject the Company to a concentration of credit risk consist of cash, accounts receivable, prepayments and amounts due from related parties. The Company maintains balances at financial institutions located in Hong Kong and China. From time-to-time, balances in Hong Kong may exceed the Hong Kong Deposit Protection Board insured limits for the banks located in Hong Kong. Balances at financial institutions or state owned banks within the PRC are not insured. As of December 31, 2013 and 2012, the Company had deposits in excess of insured limits totaling $1,597 and $43,876, respectively. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks to the cash in its bank accounts.

The Company provides unsecured credit terms for sales to certain customers. As a result, there are credit risks with the accounts receivable balances. The Company constantly re-evaluates the credit worthiness of customers buying on credit and maintains an allowance for doubtful accounts.

The following individual customer accounted for 10% or more of the Company’s revenues for the years ended December 31, 2013 and 2012:

	2013	2012
Wincor Nixdorf Retail & Banking Systems (Shanghai) Co., Ltd.	49%	50%
Value Exchange International Ltd.	20%	27%

Individual customer accounts receivable that represented 10% or more of total accounts receivable as of December 31, 2013 and 2012 were as follows:

	Percentage of accounts receivable as of December 31,
	2013	2012
Wincor Nixdorf Retail & Banking Systems (Shanghai) Co., Ltd.	42%	21%
Wincor Nixdorf Pte Ltd.	22%	14%
Value Exchange International Ltd.	18%	-

VALUE EXCHANGE INT’L (CHINA) LIMITED
(FORMERLY KNOWN AS TAP INVESTMENTS GROUP LIMITED)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(In U.S. dollars, except for shares and per share data)

For the year ended December 31, 2013, two individual suppliers, Shanghai Wang Fei Trading Co. Ltd. and Guangzhou Li Pan Computing Technology Co., Ltd. accounted for 10% or more of the Company’s procurement and accounted for 10% or more of total accounts payable as of December 31, 2013. For the year ended December 31, 2012, one individual supplier, Shang Hai Yue Dian Information Technology Company Ltd. accounted for 10% or more for the Company’s procurement. No supplier accounted for 10% or more of total accounts payable as of December 31, 2012.

Note 15 - Subsequent events

1)

The Company has evaluated subsequent events through the date these consolidated financial statements were issued to determine whether the circumstances warranted recognition and disclosure of those events or transactions in the consolidated financial statements as of December 31, 2013.

On October 24, 2011, VEI CHN entered into a share exchange agreement with Sino Payments, Inc. (“SINO”), a company incorporated in Nevada, USA and listed in the OTCBB, whereby the majority stockholders of VEI CHN agreed to surrender their holdings in VEI CHN in exchange for 50% of the issued and outstanding shares of common stock of SINO. On December 1, 2013, a Supplementary Agreement was signed among SINO, VEI CHN and majority stockholders of VEI CHN confirming that the majority stockholders of VEI CHN would surrender all their holdings in VEI CHN to SINO for the common stock of SINO.

The closing of the Share Exchange should take place remotely via the exchange of documents and signatures on the day of the conditions to closing set forth in Articles V and VI of the share exchange agreement have been satisfied or waived, or at such other time and date as the Parties to the agreement should agree in writing (the “closing date”). All parties agreed that January 1, 2014 should be the closing date of the share exchange transactions by reference to their Board Resolution to that effect.

2)

VEI CHN intends to execute an acquisition of 100% of the outstanding share capital of a related company, TAP Services Inc., Philippines (“TSI”) to expand its business in the Asia Pacific region. An investment deposits amounting to US$200,000 have been paid to TSI in January as subscription of the Company’s shares of stock. At the date of these financial statements, this transaction is not yet completed pending the approval by the Philippine Securities & Exchange Commission of TSI’s increase in authorized capital stock. TSI is in the process of completing the requirements of the Philippine Securities & Exchange Commission. The closing of the transaction is subject to, among other things, the receipt of all necessary governmental and other consents. The parties to the transaction anticipate that the transaction will close, and TSI is expected to become a subsidiary of VEI CHN in the first quarter of 2016.